Exhibit 32.2

ALPHAPOINT TECHNOLOGY, INC.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of AlphaPoint Technology, Inc. (the Company) on Form 10-Q for the quarterly period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Gary Macleod, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary Macleod
Gary Macleod
Principal Accounting Officer

May 15, 2012